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                                                                    EXHIBIT 23.1
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                         INDEPENDENT AUDITORS' CONSENT
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The Board of Directors
American Physicians Service Group, Inc.:


We consent to the use of our report incorporated herein by reference.



/s/ KPMG Peat Marwick LLP
Austin, Texas
July 1, 1996